CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer and Principal Financial Officer of The Gabelli Growth Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    September 7, 2005                  /s/ Bruce N. Alpert
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                                            Bruce N. Alpert,
                                            Principal Executive Officer &
                                            Principal Financial Officer